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                                                                 EXHIBIT 10.2(x)














                   UNIVERSAL FOODS TRANSITION RETIREMENT PLAN


















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                   UNIVERSAL FOODS TRANSITION RETIREMENT PLAN

                                Table of Contents

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                                                                           Page
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
ARTICLE I.  DEFINITION OF TERMS ............................................ 2
         Section 1.01.     Definitions ..................................... 2
         Section 1.02.     Construction .................................... 4

ARTICLE II.  PARTICIPATION AND VESTING SERVICE ............................. 6
         Section 2.01.     Participation ................................... 6
         Section 2.02.     Vesting Service ................................. 6
         Section 2.03.     Period of Severance ............................. 6
         Section 2.04.     Eligibility for Allocations ..................... 6

ARTICLE III.  CONTRIBUTIONS ................................................ 8
         Section 3.01.     Employer Contributions .......................... 8
         Section 3.02.     No Liability for Future Contributions ........... 8
         Section 3.03.     Funding Policy .................................. 8

ARTICLE IV.  PARTICIPANTS' ACCOUNTS ........................................ 9
         Section 4.01.     Establishment of Accounts ....................... 9
         Section 4.02.     Allocation to Accounts .......................... 9
         Section 4.03.     Determination and Allocation of
                           Changes in Value ................................ 9
         Section 4.04.     Maximum Annual Additions ........................ 9

ARTICLE V.  BENEFITS .......................................................11
         Section 5.01.     Retirement ......................................11
         Section 5.02.     Death ...........................................11
         Section 5.03.     Disability ......................................11
         Section 5.04.     Other Severance from Service ....................11
         Section 5.05.     Distributions ...................................12
         Section 5.06.     Payment for Minor or Incompetent Person .........13
         Section 5.07.     Voting Rights and Tender Offers .................14
         Section 5.08.     Change of Control ...............................14
         Section 5.09.     Annual Statement ................................15
         Section 5.10.     Diversification .................................15
         Section 5.11.     Withholding/Rollover Rules ......................16

ARTICLE VI.  ADMINISTRATION ................................................18



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
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         Section 6.01.     Allocation of Responsibility Among Fiduciaries
                           for Plan and Trust Administration ...............18
         Section 6.02.     Appointment and Authority of Benefits
                           Administrative Committee ........................18
         Section 6.03.     Use of Professional Services ....................20
         Section 6.04.     Fees and Expenses ...............................20
         Section 6.05.     Claims Procedure ................................20
         Section 6.06.     Trustee's Responsibilities ......................21
         Section 6.07.     Fiduciary Insurance and Indemnification .........21
         Section 6.08.     Agent for Service of Process ....................22
         Section 6.09.     Allocation of Fiduciary Responsibility ..........22
         Section 6.10.     Liability for Breach of Co-Fiduciary ............22
         Section 6.11.     Communications ..................................22

ARTICLE VII.  TRUSTEE AND TRUST FUND .......................................23
         Section 7.02.     Investment of Trust Fund ........................23
         Section 7.03.     Acquisition of UFC Stock ........................23

ARTICLE VIII.  AMENDMENT AND TERMINATION ...................................24
         Section 8.01.     Amendment .......................................24
         Section 8.02.     Termination .....................................24
         Section 8.03.     Non-Reversion of Assets .........................24

ARTICLE IX.  GENERAL PROVISIONS ............................................25
         Section 9.01.     Participants to Furnish Information .............25
         Section 9.02.     Non-Guarantee of Employment or Other Benefits ...25
         Section 9.03.     Mergers, Consolidations and Transfers of
                           Plan Assets .....................................25
         Section 9.04.     Spendthrift Clause ..............................25
         Section 9.05.     Exclusive Benefit ...............................26
         Section 9.06.     Successors and Assigns ..........................26
         Section 9.07.     Top-Heavy Restrictions ..........................26

Appendix A .................................................................29



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                   UNIVERSAL FOODS TRANSITION RETIREMENT PLAN

                  Effective as of September 8, 1988, Universal Foods Corporation (the "Company") establishes this target benefit pension plan known as the Universal Foods Transition Retirement Plan (the "Plan") for the purpose of providing eligible employees and their beneficiaries with certain retirement and other benefits for their financial security.



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                         ARTICLE I. DEFINITION OF TERMS

                  Section 1.01. Definitions. The following words and phrases when used herein shall have the following respective meanings, unless the context clearly indicates otherwise:

                  (a) "Affiliate" means any Employer and any other corporation which is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code determined without regard to subsections (a)(4) or
(e)(3)(C) thereof) which includes an Employer.

                  (b) "Beneficiary" means the person, trust and/or other entity entitled to receive benefits in the event of the Participant's death. A Participant shall designate his Beneficiary on the form and in the manner prescribed by the Benefits Administrative Committee and such designation may be changed or withdrawn by the Participant at any time. The most recent valid designation on file with the Benefits Administrative Committee at the time of the Participant's death shall be the Beneficiary. Notwithstanding the foregoing, in the event the Participant is married at the time of his death, the Beneficiary shall be the Participant's spouse at such time unless such spouse consented in writing to the designation of an alternative Beneficiary after notice of the spouse's rights and such consent was witnessed (i) by a Plan representative appointed by the Benefits Administrative Committee or (ii) by a notary public. In the event no valid designation of a Beneficiary is on file with the Benefits Administrative Committee at the date of death or no designated Beneficiary survives him, the Participant's spouse shall be deemed the Beneficiary; in the further event the Participant is unmarried or his spouse does not survive him, the Participant's estate shall be deemed to be his Beneficiary. No spouse consent prior to the Participant's attainment of age thirty-five (35) shall be effective.

                  (c) "Benefits Administrative Committee" means the Benefits Administrative Committee of the Company appointed by the Finance Committee.

                  (d) "Benefits Investment Committee" means the Benefits Investment Committee of the Company appointed by the Finance Committee.

                  (e) "Code" means the Internal Revenue Code of 1986, as interpreted and applied by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time.

                  (f) "Company" means Universal Foods Corporation, a Wisconsin corporation, or any successor thereto.



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                  (g) "Employee" means any person actively employed on or after
January 1, 1989 by an Employer on its United States payroll who is specifically designated in Appendix A attached hereto. An individual who is a "leased employee" as defined in Code Section 414(n) shall not be eligible to participate in the Plan.

                  (h) "Employer" means the Company, Universal Flavor Corporation and each subsidiary or affiliate corporation with a United States payroll designated by the Benefits Administrative Committee as an Employer hereunder.

                  (i) "Employment Commencement Date" means the first date on which a person completes an hour of service, which is an hour for which an Employee is directly or indirectly paid or entitled to payment by an Employer or any Affiliate, and shall include hours for which back pay has been awarded or paid.

                  (j) "ERISA" means the Employee Retirement Income Security Act of 1974, as interpreted and applied by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time.

                  (k) "Finance Committee" means the Finance Committee of the Board of Directors of the Company.

                  (1) "Participant" means any Employee who has satisfied the conditions of Section 2.01 hereof

                  (m) "Plan" means the target benefit pension plan herein contained, as amended and in effect from time to time, which plan shall be known as the "Universal Foods Transition Retirement Plan". The governing documents for the Plan shall include this plan document, any amendments hereto, any agreement with any Trustee and any amendments thereto, resolutions of the Finance Committee relating hereto and such uniformly applicable rules, regulations and standards promulgated by the Benefits Administrative Committee consistent and in accordance with the terms hereof and ERISA requirements.

                  (n) "Plan Year" means the twelve (12) month period ending on any September 30.

                  (o) "Severance from Service" means the earliest to occur of the following:

                  (i) the date that a Participant quits, retires, is terminated or dies, whichever occurs first;

                  (ii) subject to Section 2.03 hereof, the first anniversary of the date a Participant commences a continuous absence



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                                    from service with the Affiliates for any
                                    other reason, such as illness, disability, layoff, vacation, or authorized leave of absence; provided, however, that for purposes of the Plan, "an authorized leave of absence" means an absence from active service with the Affiliates which an Affiliate authorizes pursuant to uniform rules consistently applied in like circumstances for its personnel who are similarly situated in respect to such Participant; or

                           (iii) the date as of which the Participant is suffering from a disability as evidenced by receipt of either long-term disability benefits from a plan sponsored by the Employers or Social Security disability benefits.

                  (p) "Trust" means the Trust adopted effective as of September 8, 1988 and as may be amended and in effect from time to time, between the Company and the Trustee for the purpose of funding, in whole or in part, the benefits provided hereunder.

                  (q) "Trust Fund" means the assets of the Trust as in effect from time to time.

                  (r) "Trustee" means Marshall & Ilsley Trust Company or any successor or successors thereto appointed to hold and administer the Trust.

                  (s) "UFC Stock" means common stock of the Company.

                  (t) "Valuation Date" means September 30, 1989 and each January 31, April 30, July 31 and October 31 thereafter.

                  (u) "Vesting Service" means a Participant's years of employment which are credited under Section 2.02 hereof.

                  Section 1.02. Construction. (a) Words used herein in the masculine gender shall include the feminine and words used herein in the singular shall include the plural in all cases where such would apply. The words "hereof", "herein", "hereunder" and other similar compounds of the word "here" shall refer to the entire Plan, not to a particular article or section hereof. Headings of articles, sections and subsections are for convenience of reference only; they constitute no part of the Plan and are not to be considered in the construction hereof. All references to statutory sections shall include the section so identified as amended from time to time or any other statute of similar import.



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                  (b) The Plan is intended to be a target benefit plan meeting the requirements of Section 401(a) of the Code and shall be interpreted so as to comply with the applicable requirements thereof, where such requirements are not clearly contrary to the express terms hereof. In all other respects, the Plan shall be construed and its validity determined according to the laws of the State of Wisconsin to the extent such laws are not preempted by applicable requirements of federal law. In case any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been included herein.



















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                  ARTICLE II. PARTICIPATION AND VESTING SERVICE

                  Section 2.01. Participation. An Employee shall become a Participant hereunder as of October 1, 1988, except with respect to an Employee who is eligible to participate in the Universal Foods Corporation Pension Plan-Idaho Frozen Foods Participating Group for whom the entry date is July 1, 1989.

                  Section 2.02. Vesting Service. Each Employee's eligibility for benefits hereunder shall be based in part upon such Employee's years of Vesting Service. Subject to Section 2.03 hereof, each Employee shall be credited with Vesting Service for the period beginning on his Employment Commencement Date and ending on the date of his Severance from Service, less any period(s) of severance during such period which exceed(s) twelve (12) months in duration. Service shall be calculated based on years, months and days. An Employee of an acquired business shall be given Vesting Service for employment prior to the acquisition date only to the extent determined by the Benefits Administrative Committee.

                  Section 2.03. Period of Severance. (a) For purposes of this Article, a "period of severance" shall commence on an Employee's Severance from Service and shall end on the date the Employee first performs paid services as an employee of an Affiliate following such date, and said period shall be calculated in years, months and days.

                  (b) If an Employee who is not entitled to a vested benefit pursuant to Article V hereof incurs a period of severance of at least twelve
(12) months which equals or exceeds the period of Vesting Service, the Employee's Vesting Service earned prior to the period of severance shall be cancelled and disregarded under Section 2.02 for all purposes of the Plan; provided, however, that service shall be reinstated if individual is reemployed within a period of time not longer than seventy-two (72) months.

                  (c) Any Employee shall cease to be a Participant upon incurring a Severance from Service. If rehired by an Affiliate within the requisite time provided in subsection (b) above, any forfeited amount shall be reinstated to an account in the individual's name and shall continue to vest pursuant to the provisions thereof. Except as otherwise expressly provided in Sections 3.01 and 4.02, no further Employer contributions shall be made to any Participant after his Severance from Service.

                  Section 2.04. Eligibility for Allocations. Participants who are eligible for allocations of Employer contributions pursuant to Section 4.02 for any Plan Year shall be those identified below but shall not include any other Participant whose employment with the Employers was severed during the Plan Year due to any other reason:


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


                           (i) each Participant who is employed by an Employer on the last day of such Plan Year, treating a permanent layoff as a termination of employment but not a temporary layoff;

                           (ii) each Participant whose service with an Employer was severed during such year on account of death, disability, or retirement on or after attainment of age fifty-five
                                    (55) with at least ten (10) years of Vesting
                                    Service, and

                           (iii) with respect to any sale or closing of an Employer's location, to the extent specifically authorized by the Benefits Administrative Committee, any Participant whose Severance from Service was due to such sale or closing.

Notwithstanding the foregoing, eligible Participants shall not include any former Participant who was rehired after a Severance from Service.




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                           ARTICLE III. CONTRIBUTIONS

                  Section 3.01. Employer Contributions. (a) Commencing with the Plan Year ending September 30, 1989 and for each Plan Year thereafter, the Employers shall contribute an aggregate amount which, when added to forfeitures allocable for such year pursuant to Section 5.04(b) hereof, equals the sum of the amounts for each Participant eligible for a contribution pursuant to Section
4.02 hereof, determined in accordance with Appendix A hereof.

                  (b) The Employers' contribution for any Plan Year shall be paid to the Trust Fund not later than the time prescribed by law, including any extensions thereof, for filing the Employers' federal income tax returns with respect to such Plan Year.

                  (c) If any Employer contributes an amount in excess of the amount it would otherwise have contributed but for a mistake of fact, such excess, less any losses thereon since its contribution, may, upon the request of the Employer, be returned to the Employer within one (1) year from the date of the mistaken contribution, but no such return shall cause any Participant's account to be reduced to an amount below the amount such account would contain if the mistaken contribution had not been made.

                  (d) Notwithstanding subsection (a), the Employer contributions made to achieve the level of allocations required hereunder which are to be invested in UFC Stock (as compared to those which will be diversified pursuant to Section 5. 10) shall be determined by using an average of the closing prices of UFC Stock on the New York Stock Exchange for the last five (5) days of the Plan Year on which UFC Stock is actually traded, and contributing sufficient cash or UFC Stock so that as of the last day of the Plan Year the portion of an eligible Participant's account which is to be invested in UFC Stock shall be credited with the number of whole and fractional shares of UFC Stock which, when multiplied by the five (5) day average price, will equal the required allocation.

                  Section 3.02. No Liability for Future Contributions. Benefits and distributions under the Plan shall be only such as can be provided by the Trust Fund assets, and there shall be no liability or obligation on the part of any Employer to make any further contributions except as otherwise provided herein.

                  Section 3.03. Funding Policy. The funding policy for the Plan is that Employer contributions shall be made and the Trust Fund managed in a manner consistent with the Code, ERISA, and other applicable law for the purposes of providing the benefits described herein and, to the extent permitted by such law, defraying the reasonable expenses of administering the Plan and Trust Fund.



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                       ARTICLE IV. PARTICIPANTS' ACCOUNTS

                  Section 4.01. Establishment of Accounts. The Benefits Administrative Committee shall establish a separate account for each Participant; provided, however, that the establishment of separate Participant accounts shall not require a segregation of Trust Fund assets, and neither the Employers, Participants, former Participants, nor Beneficiaries shall acquire any right to or interest in any specific asset of the Trust Fund as a result of any allocation provided for herein.

                  Section 4.02. Allocation to Accounts. The Benefits Administrative Committee, as of the end of the Plan Year, shall credit the Employers' contribution for that Plan Year and any forfeitures pursuant to
Section 5.04(b) to the appropriate accounts of eligible Participants, as determined pursuant to Section 2.04, based on each Participant's applicable dollar amount for such year specified in Appendix A hereof, subject to a maximum contribution for any Participant determined pursuant to Section 4.04. For any Participant eligible for an allocation pursuant to Section 2.04(ii) or (iii), the applicable dollar amount shall be reduced so that the amount of the contribution for such year is equal to the applicable dollar amount multiplied by a fraction, the numerator of which is the number of nearest completed months (employment on the fifteenth (15th) day of the month being treated as a full month) and the denominator of which is twelve (12).

                  Section 4.03. Determination and Allocation of Changes in Value. At the end of each Valuation Date and as of each September 30, the Benefits Administrative Committee shall increase or decrease each account with its proportionate share of any change in the fair market value of the Trust Fund assets since the preceding Valuation Date.

                  Section 4.04. Maximum Annual Additions. (a) Notwithstanding the other provisions of this Plan, annual additions to the account of any Participant for a Plan Year shall not exceed the lesser of:

                           (i) thirty thousand dollars ($30,000) as adjusted pursuant to Section 415(c)(1)(A) and (d)(1) of the Code; or

                           (ii)     twenty-five percent (25%) of the
                                    Participant's total compensation (as defined in subsection (c) of Section 415 of the Code using accrued, not paid, bonuses) from the Affiliates for such Plan Year.

The term "annual additions" as used in this subsection shall mean the amount of the Employer's contributions and forfeitures for the Plan Year allocated to the account of the Participant. If a Participant also participates in another qualified defined contribution plan


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maintained by an Employer, then the sum of his annual additions under this Plan and under such other plan shall not exceed the limitations described in (i) or
(ii) above subject to any special limitations applicable to such other plan. In the event that at any September 30 such limitations would be exceeded, then the Participant's annual additions to his account shall be reduced as may be necessary to satisfy such limitations.

                  (b) In addition, if a Participant is also participating in a qualified defined benefit plan which an Affiliate maintains on his behalf, the sum of the defined benefit fraction and the defined contribution fraction as defined in Section 415(e) will not exceed one (1) and the limitations of Code
Section 415(e) are hereby incorporated by reference. If as of any September 30 such rules are violated, the benefit of any active defined benefit plan shall be reduced accordingly; otherwise, the annual additions for the Plan Year hereunder shall be reduced to satisfy such limitations.

                  (c) In the event that either of the rules set forth in this Section would otherwise be violated, there shall be deducted from such Participant's account such amount as may be necessary to satisfy both of such rules; any such amount shall be treated as a forfeiture for purposes of Sections
3.01 and 4.02; provided that if such reallocation to the accounts of other Participants is not possible as the result of the application of this Section, then the reallocable amounts shall be credited to a suspense account subject to the following conditions:

                      (i) amounts in the suspense account shall be allocated at such time, including termination of the Plan or complete discontinuance of Employer contributions, as the foregoing limitations permit,

                      (ii) any income produced by such suspense account shall be held in the suspense account,

                      (iii) no further Employer contributions shall be permitted until the foregoing limitations Permit their allocation to Participants' accounts, and

                      (iv) upon termination of the Plan any unallocable amounts in the suspense account shall revert to the Company.



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                               ARTICLE V. BENEFITS

                  Section 5.01. Retirement. For any Participant hired by an Affiliate prior to attainment of age sixty (60), the account of such Participant shall be fully vested and nonforfeitable upon attainment of age sixty-five (65) if then employed with an Affiliate. For any Participant first hired by an Affiliate after attainment of age sixty (60), the account of such Participant shall be fully vested and nonforfeitable as of the fifth (5th) anniversary of such date of hire if then employed with an Affiliate. Payments shall commence as soon as practicable after the Participant's Severance from Service and be payable in accordance with Section 5.05.

                  Section 5.02. Death. Upon a Participant's death before his Severance from Service for any other reason, the entire amount credited to his account shall be fully vested and nonforfeitable. Upon a Participant's death, whether before or after commencement of payment of benefits, the vested amount credited to his account shall be payable in accordance with Section 5.05 to the Participant's Beneficiary.

                  Section 5.03. Disability. If a Participant's Severance from Service occurs on account of a disability as described in Section 1.01(o)(iii), the entire amount credited to his account shall be fully vested and nonforfeitable and shall be payable to him in accordance with Section 5.05.

                  Section 5.04. Other Severance from Service. (a) Any Participant whose Severance from Service occurs by reason other than retirement, death or disability and who has completed five (5) or more years of Vesting Service, shall be fully vested and nonforfeitable with respect to the amount credited to his account, which amount shall be payable to him in accordance with
Section 5.05. A Participant whose Severance from Service is due to a sale or closing of an Employer's location shall be fully vested in his entire account balance to the extent specifically authorized by the Benefits Administration Committee.

                  (b) Any amounts in a Participant's account which are not vested under subsection (a) above upon his Severance from Service shall be maintained in such account and shall continue to share in investment earnings and losses under Article IV hereof until a forfeiture occurs. A conditional forfeiture shall occur on the September 30 immediately following the Participant's one year period of severance under Section 2.03 hereof. Except as otherwise provided in this subsection (b), forfeitures shall be added to Employer contributions and allocated under Section 4.02 hereof. In the event a former Participant is reemployed prior to such September 30, he shall not receive any further distribution until he again severs his service with the Employers, and any forfeitable amount shall remain in his account and continue to vest in accordance with subsection (a) above. In the event the



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


Participant is reemployed after such September 30 and within a period of time not longer than seventy-two (72) months (a "six year break in service"), his conditionally forfeited account shall be reestablished from forfeitures of other Participants or from a special Employer contribution as determined by the Benefits Administrative Committee, and such reconstituted account shall continue to vest in accordance with subsection (a). Upon a six year break in service, the conditional forfeiture shall become final regardless of the future employment of the Participant. Separate subaccounts shall be maintained for Employer contributions accrued with respect to a Participant before a six year break in service and after such a break.

                  Section 5.05. Distributions. (a) Time. In the event of a Participant's Severance from Service with the Employers, the entire amount to which the Participant is entitled under the Plan shall be distributed to him or his Beneficiary, as the case may be, within sixty (60) days after the Valuation Date after the event giving rise to such distribution occurs. Notwithstanding any other provision in this Section, the account balance of a Participant shall be distributed no later than April 1 of the calendar year following the calendar year in which he attains age seventy and one-half (70 1/2). If a Participant who has severed his service or has incurred a disability subsequently dies prior to receiving his total distribution hereunder, the remainder of such distribution shall then be made to his Beneficiary. Except with respect to death benefits, no lump sum cash distribution in excess of Three Thousand Five Hundred Dollars ($3,500) shall be made prior to the Participant's attainment of age seventy and one-half (70 1/2) without the consent of the Participant to the extent required by law.

                  (b) Form. The amount to which a Participant or his Beneficiary, as the case may be, is entitled hereunder shall be rendered, at the election of the recipient, in the form of

                  (i) a lump sum distribution consisting entirely of cash or UFC Stock as determined by the Participant, except that cash shall be distributed in lieu of any fractional share of UFC Stock; or

                  (ii) as an annuity, if such amount exceeds Three Thousand Five Hundred Dollars ($3,500).

If a Participant is married at the time he is entitled to commencement of the distribution, the following rules apply:

                  (iii) Except as elected to the contrary pursuant to (iv) below, the benefit shall be paid by purchasing a joint and survivor annuity contract from a licensed insurance

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

                                    company using unisex actuarial factors and providing a monthly benefit for the life of the Participant commencing immediately and, if the Participant predeceases the Participant's spouse as of the commencement date, a survivor's benefit to the spouse for the spouse's remaining life equal to one-half of the monthly amount received by the Participant.

                           (iv) A Participant may elect, in writing on a form provided by and filed with the Benefits Administrative Committee, against receiving payments in the form of such a joint and survivor annuity, but such election shall only be effective if the spouse consents to such election and acknowledges the effect of such waiver, such consent being witnessed by a Plan representative appointed by the Benefits Administrative Committee or a notary public.

In the event (i) a Participant dies prior to commencement of annuity benefits hereunder, (ii) a Beneficiary is the applicable Participant's spouse, and (iii) the benefit payable to such spouse is in excess of Three Thousand Five Hundred Dollars ($3,500), unless such spouse elects in writing to receive the lump sum payment otherwise payable pursuant to subsection (i) above, the benefit payable to such spouse shall be paid by purchasing a life only annuity contract from a licensed insurance company using unisex actuarial factors and providing a monthly benefit for the life of the spouse commencing immediately. Any elections hereunder may be made or revoked at any time prior to the benefit commencement date, and the Benefits Administrative Committee shall provide the Participant and the spouse, as applicable, notice of their rights under this subsection in accordance with the requirements of applicable regulations at least ninety (90) days prior to such benefit commencement. Any spouse consent shall only be valid for benefits commencing within ninety (90) days of such consent. In addition, an unmarried Participant shall be provided a life only annuity contract unless the Participant elects to the contrary, to the extent and in the manner required by law. The provisions of the Plan are intended to comply with Code Section 401(a)(9) which prescribes certain rules regarding minimum distributions and requires that death benefits be incidental to retirement benefits. All distributions under the Plan shall be made in conformance with Section 401(a)(9) and the regulations thereunder which are incorporated herein by reference. The provisions of the Plan governing distributions are intended to apply in lieu of any default provisions prescribed in regulations; provided, however, that Code
Section 401(a)(9) and the regulations thereunder override any Plan provisions inconsistent with such Code Section and regulations.

                  Section 5.06. Payment for Minor or Incompetent Person. In the event that any amount is payable under the Plan to a minor or to any person deemed by the Benefits


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

Administrative Committee to be incompetent, either mentally or physically, such payment shall be made for the benefit of such minor or incompetent person in any of the following ways, as determined in the Benefits Administrative Committee's sole discretion: (a) to the legal representative of such minor or incompetent person; (b) directly to such minor or incompetent person; or (c) to some near relative of such minor or incompetent person to be used for the latter's benefit. The Benefits Administrative Committee shall not be required to see to the proper application of any such payment made to any person pursuant to the provisions of this Section 5.06.

                  Section 5.07. Voting Rights and Tender Offers. (a) The voting rights of any UFC Stock held in the Trust Fund shall be exercised by the Trustee as directed by the Benefits Investment Committee in a manner it determines to be in the best interests of Participants.

                  (b) In the event of any tender offer for shares of UFC Stock held in the Trust Fund, the Trustee shall respond to the tender offer with respect to any such shares as directed by the Benefits Investment Committee in a manner the Benefits Investment Committee determines to be in the best interests of Participants.

                  Section 5.08. Change of Control. (a) For purposes of this Section, the term "change of control of Company" means:

                  (i) the acquisition of more than eighty-five percent (85%) of the outstanding shares of voting stock directly or indirectly by any person or group of persons acting in concert, excluding affiliates of the Company, by means of an offer made publicly to the holders of all or substantially all of the outstanding shares of any one or more classes of the voting stock of the Company to acquire such shares for cash, securities, other property or any combination thereof; or

                  (ii) the sale, assignment or transfer by the Company of all or substantially all of its business and assets to any person, excluding affiliates of the Company; or

                  (iii) a merger, consolidation or other business combination by the Company into or with any person in which neither the Company nor any subsidiary thereof is the continuing or successor corporation.

                  (iv) As a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions, the persons who are directors of the Company before any of the foregoing transactions shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.

                  (b) In the event of a change of control of the Company, all account balances of all Participants employed on such date shall be fully vested and nonforfeitable.

                  Section 5.09. Annual Statement. As soon as practicable following each October 31, and at such other times as it determines, the Benefits Administrative Committee shall provide each Participant with an annual statement reflecting the status of the Participant's account as of such date.

                  Section 5.10. Diversification. (a) Subject to the rights of Participants under this Section and the maximum ten percent (10%) limitation on purchases of UFC Stock pursuant to Section 7.02, Participants' accounts shall be invested in UFC Stock. A qualified Participant may elect to invest the eligible diversification amount in accordance with the rules of this Section in a fixed income investment fund designated by the Benefits Administrative Committee. The right to invest hereunder is intended to enable a qualified Participant to diversify a portion of the amount allocated to his account among investments other than UFC Stock.

                  (b) A Participant becomes a qualified Participant on the day following the Valuation Date coincidental with or immediately following his attainment of age thirty-five (35). A Participant remains a qualified Participant following his Severance from Service until his account has been completely distributed.

                  (c) The eligible diversification amount shall be the result obtained by subtracting the diversified account (as defined below) from the product of (i) the Participant's elected diversification percentage times (ii) the sum of the Participant's vested account balances in the Plan and the Universal Foods Retirement Employee Stock Ownership Plan as of the Valuation Date preceding the effective date of the diversification election. A Participant's diversified amount is the sum of the Participant's account balances in the Plan and the Universal Foods Retirement Employee Stock Ownership Plan as of the applicable Valuation Date which are invested in the fixed income fund established under such plans. The Participant may elect any of the following percentages for diversification based on age:

                  Participant's Age         Diversification Percentage

                  Under 35                           None
                  35-49                              None or 25%
                  50-59                              None, 25% or 50%
                  60 and over                        None, 25%, 50% or 75%

In the event an election results in a negative number, that amount shall be transferred out of the fixed income fund and invested in UFC Stock. For all purposes of this Section, diversification into the fixed income fund shall first apply to the account balance under the Plan.

                  (d) An election under this Section may be made as of the day following any Valuation Date by filing the form prescribed for such purpose by the Benefits Administrative Committee by the date required by such Committee. To the extent determined by the Benefits Administrative Committee, a separate diversification election shall be provided with respect to the allocation under
Section 4.02 for any Plan Year with such effective date as may be determined by said Committee.

                  (e) Effective September 8, 1998, the Plan shall be amended to satisfy the requirements for diversification under Code Section 401(a)(28).

                  Section 5.11. Withholding/Rollover Rules. (a) This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover as such terms are defined herein.

                  (b) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent that such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (c) An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (d) A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (e) A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                           ARTICLE VI. ADMINISTRATION

                  Section 6.01. Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration. The Finance Committee, Benefits Administrative Committee and Trustee shall be "Named Fiduciaries" within the meaning of Section 402(a)(2) of ERISA. The Named Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the trust agreement. In general, the Finance Committee shall have the sole authority to appoint and remove the members of the Benefits Administrative Committee and to amend or terminate the Plan in whole or in part. The Benefits Administrative Committee shall have the responsibility for the administration of this Plan, which responsibility is specifically described in this Plan. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held thereunder, except to the extent such responsibility is delegated to any investment managers in accordance with such trust agreement. Each Named Fiduciary may rely upon any direction, information or action of any other Named Fiduciary as being proper, and is not required to inquire into the propriety of any such direction, information or action. It is intended under this Plan that each Named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any act or failure to act of another Named Fiduciary. An individual may serve in more than one fiduciary capacity hereunder.

                  Section 6.02. Appointment and Authority of Benefits Administrative Committee. (a) The general responsibility for carrying out the provisions of the Plan shall be placed in the Benefits Administrative Committee which shall be comprised of not less than three (3) employees of the Employers or any Affiliate thereof appointed from time to time by the Finance Committee. The Benefits Administrative Committee may appoint from its number such officers and/or subcommittees with such powers as it shall determine and may authorize one or more of its number or any agent to execute or deliver any instrument or make any payment on its behalf. The Benefits Administrative Committee may designate and allocate any fiduciary responsibility to one or more of its members or to any other person or persons. It may retain counsel, employ agents and provide for such clerical, accounting and actuarial services as it may require. The foregoing sentence shall in no way affect the duty and obligation of the Benefits Administrative Committee to retain such services in connection with the carrying out of its duties and to designate an independent, qualified public accountant as provided in Section 6.03(b) hereof.

                  (b) The Benefits Administrative Committee shall hold meetings upon such notice, at such place and at such times as it may from time to time determine. A meeting may be held in any manner as may be determined by the Benefits Administrative Committee, but in any event, where all members are not physically present, the actions of the Benefits

Administrative Committee shall be reduced to writing and sent to all members within ten (10) days of the date of such meeting.

                  (c) A majority of the Benefits Administrative Committee shall constitute a quorum, and any action which the Plan authorizes or requires the Benefits Administrative Committee to take shall require the written approval or the affirmative vote of a majority of its members.

                  (d) Members of the Benefits Administrative Committee shall not be paid any compensation from the assets of the Plan.

                  (e) Subject to the provisions of the Plan, the Benefits Administrative Committee may from time to time establish rules for the transaction of its business. The determination of the Benefits Administrative Committee as to any disputed question pertaining to the Plan shall be conclusive.

                  (f) Any member of the Benefits Administrative Committee may resign by delivering his written resignation to the Finance Committee. Any member of the Benefits Administrative Committee may be removed by the Finance Committee, and such removal shall be effective at such time as is provided for by the Finance Committee. Notice of such removal shall be conveyed to the member so removed in the manner provided by the Finance Committee.

                  (g) In addition, the Benefits Administrative Committee shall have the following specific duties and authority under the Plan:

                      (i) To determine a funding policy in accordance with Section 3.03 herein;

                      (ii) To exercise the discretionary authority to determine eligibility for benefits and to construe the terms of the Plan; any such determination or construction shall be final and binding on all parties unless arbitrary and capricious;

                      (iii)    To prescribe and require the use of
                               appropriate forms;

                      (iv)     To formulate, issue and apply rules and
                               regulations;

                      (v)      To make appropriate determinations and
                               calculations;

                      (vi)     To authorize and direct benefit payments;
                               and

                           (vii) To prepare and file reports, notices, and any other documents relating to the Plan which may be required by law.

The Benefits Administrative Committee shall exercise any authority allocated hereunder in any manner consistent with ERISA and the applicable provisions of the Plan.

                  Section 6.03. Use of Professional Services. (a) The Benefits Administrative Committee may allocate fiduciary duties to any other person or persons. The Benefits Administrative Committee may employ agents, provide for clerical services as required and, subject to the approval of the Finance Committee, retain counsel.

                  (b) The Benefits Administrative Committee shall, subject to the approval of the Finance Committee, engage an independent, qualified public accountant who shall audit the Plan and its assets in compliance with ERISA (and if the Benefits Administrative Committee so elects, subject to the approval of the Finance Committee, remove and appoint another such accountant).

                  Section 6.04. Fees and Expenses. Where the Benefits Administrative Committee utilizes services as provided in Section 6.03 hereof, the Benefits Administrative Committee shall review the fees and other costs for these services and shall authorize the payment of such fees and costs. Such fees and costs and other expenses incurred or authorized by the Benefits Administrative Committee shall be paid by the Employers or from the Plan assets as determined by the Benefits Administrative Committee.

                  Section 6.05. Claims Procedure. A Participant or Beneficiary may file with the Benefits Administrative Committee a claim with respect to the Plan. Any such claim shall be filed in writing stating the nature of the claim, the facts supporting the claim, the amount claimed and the name and address of the claimant. The Benefits Administrative Committee, within ninety (90) days (or one hundred eighty (180) days if special circumstances require an extension of time for processing the claim and the Benefits Administrative Committee notifies the claimant of such extension prior to ninety (90 days from the date of the initial filing of the claim) after receipt of the notice, shall render a written decision on the claim. If the claim shall be denied, either in whole or in part, the decision shall include the specific reason or reasons for the denial; specific reference to the pertinent Plan provision or provisions which is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim and an explanation why the information or material is necessary; and appropriate information as to the steps to be taken if the Participant or Beneficiary wishes to appeal the Benefits Administrative Committee's decision. The claimant may file with the Benefits Administrative Committee, within sixty (60) days after receiving such notification, a written notice of request for review of the Benefits Administrative Committee's decision. The review shall be made by the Benefits Administrative Committee. The written notice of appeal should contain (i) a statement of the ground(s) for the appeal,
(ii) a specific reference to the pertinent Plan provision or provisions on which the appeal is based, (iii) a statement of the argument(s) and authority (if any) supporting each ground for the appeal, and (iv) any other pertinent documents or comments which the claimant desires to submit in support of the appeal. The Benefits Administrative Committee shall render a written decision on the claim which shall include the specific reasons for the decision and a reference to the pertinent Plan provisions on which the decision was based within sixty (60) days (or one hundred twenty (120) days if special circumstances require an extension of time for processing the claim and the Benefits Administrative Committee notifies the claimant of such extension prior to sixty (60) days from the date of the initial filing of the claim) after receipt of the documents requested for review. A copy of the Benefits Administrative Committee's decision shall be mailed promptly to the claimant. If a Participant or Beneficiary shall not file written notice with the Benefits Administrative Committee at the times set forth above, the Participant or Beneficiary shall have waived all benefits other than as set forth in the notice from the Benefits Administrative Committee.

                  The foregoing claims procedure shall be the only method by which claims of Participants, former Participants or Beneficiaries shall be decided under this Plan. Oral communications by potential claimants to the Benefits Administrative Committee shall have no force and effect hereunder.

                  Section 6.06. Trustee's Responsibilities. The duties, authority and responsibility of any Trustee or other person handling all or any part of the Plan assets shall include and be limited to the duties, authority and responsibility expressly set forth in a written agreement between the Company and any such Trustee or other person.

                  Section 6.07. Fiduciary Insurance and Indemnification. The Company or any Affiliate shall maintain and keep in force such insurance as the Benefits Administrative Committee shall determine to insure and protect the directors, officers, employees of the Company or any Affiliate thereof and any appropriately authorized delegates or appointees of them against any and all claims, damages, liability, loss, cost or expense (including attorneys' fees) arising out of or resulting from (including failure to act with respect to) any responsibility, duty, function or activity of any such person in relation to the Plan, including without limitation, the members of the Benefits Administrative Committee and directors, officers and employees of the Employers or any subsidiary or Affiliate thereof performing responsibilities, duties, functions, and/or actions at the direction or under the authority of any of the foregoing.

                  In lieu of and/or as a supplement and in addition to the insurance referred to in the foregoing sentence, the Affiliates shall indemnify and hold harmless their directors, officers and employees against any and all claims, damages, liability, loss, cost or expense

(including attorneys' fees) arising out of or resulting from (including failure to act with respect to) any responsibility, duty, function or activity of any such person in relation to the Plan (or trust agreement, if applicable) including without limitation the members of the Benefits Administrative Committee and directors, officers and employees of the Affiliates performing responsibilities, duties, functions and/or actions at the direction or under the authority of any of the foregoing; provided, however, that no such indemnification shall extend to any matter as to which it shall have been adjudged by any court of competent jurisdiction that such person or persons have acted in bad faith or were guilty of gross negligence in the performance of any duties hereunder unless such Court shall, in view of all the circumstances of the case, determine that such person or persons are fairly and reasonably entitled to indemnification.

                  Section 6.08. Agent for Service of Process. The Chairman of the Benefits Administrative Committee is hereby designated as the agent for service of legal process with respect to all matters pertaining to the Plan.

                  Section 6.09. Allocation of Fiduciary Responsibility. This
Article VI provides for "Named Fiduciaries" as required by Section 402(a)(1) of ERISA and a procedure for the allocation of responsibilities as required by
Section 402(b)(2) of ERISA. If the Finance Committee or Benefits Administrative Committee allocates responsibility as herein provided, such Named Fiduciaries shall not be responsible for the actions of the person(s) to whom the responsibility is allocated except as provided in Section 405(c)(2) of ERISA.

                  Section 6.10. Liability for Breach of Co-Fiduciary. The members of the Finance Committee and the Benefits Administrative Committee shall not be liable for the acts of commission or omission of another fiduciary unless
(i) such member knowingly participated or knowingly attempted to conceal the act or omission of another fiduciary and he knew the act or omission was a breach of fiduciary responsibility by the other fiduciary; or (ii) such member has knowledge of a breach by the other fiduciary and shall not make reasonable efforts to remedy the breach; or (iii) such member's breach of the member's own fiduciary responsibility permitted the other fiduciary to commit a breach.

                  Section 6.11. Communications. All requests, appeals, elections and other communications to the Benefits Administrative Committee shall be in writing and shall be by transmitting the same via the U.S. Mail, certified, return receipt requested, addressed as follows:

                  Universal Foods Corporation
                  433 East Michigan Street
                  Milwaukee, Wisconsin 53202

                  Attention:      Chairman, Benefits Administrative Committee
                                  Universal Foods Transition Retirement Plan

                       ARTICLE VII. TRUSTEE AND TRUST FUND

                  Section 7.01. Trustee and Trust Fund. The powers and duties of the Trustee with respect to the Plan and Trust Fund are set forth in the Trust.

                  Section 7.02. Investment of Trust Fund. All Employer contributions made to the Trust Fund pursuant to this Plan shall be paid to the Trustee and, except as may otherwise be provided in the Trust, shall be held, invested and reinvested by the Trustee without distinction between principal and income, in such securities or in such other property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, shares of stock, common or preferred, whether or not listed on any exchange (including, without limitation, shares of UFC Stock), participations in mutual investment funds, bonds and mortgages, and other evidences of indebtedness or ownership, and participations in any common trust fund established or maintained by the Trustee for the collective investment of fiduciary funds and shall not be limited by any state statute or judicial decision prescribing or limiting investments appropriate for trustees; provided, however, that the Trustee shall not purchase Stock if, as a result of such purchase, the aggregate fair market value of all shares of UFC Stock held in the Trust Fund would exceed ten percent (10%) of the fair market value of all Trust Fund assets.

                  Section 7.03. Acquisition of UFC Stock. It is intended that the Trustee qualify as an "agent independent of the issuer" within the meaning of Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and accordingly neither the Company nor any Affiliate of the Company may exercise any direct or indirect control or influence over the times when, or the prices at which, the Trustee purchases shares of UFC Stock in the market, the amounts to be purchased, the manner in which the shares are to be purchased, or the selection of a broker or dealer through which purchases are executed. Purchases will not be made for the purpose of creating actual or apparent active trading in, or raising the price of, UFC Stock. Any such investment and reinvestment shall meet the applicable provisions of ERISA and the Code.

                     ARTICLE VIII. AMENDMENT AND TERMINATION

                  Section 8.01. Amendment. The Company shall have the right, by action of the Finance Committee, to modify, alter or amend the Plan at any time and in any manner which does not cause any part of the Plan to be used for, or diverted to, any purpose other than the exclusive benefit of the Participants or Beneficiaries. Notwithstanding the foregoing, no amendment to the Plan shall decrease a Participant's accrued benefit or vested percentage or eliminate an optional form of distribution for a previously accrued benefit.

                  Section 8.02. Termination. The Company shall have the right to terminate the Plan, in whole or in part, by action of the Finance Committee. An Employer may terminate its participation in the Plan by action of its board of directors. In the event of any termination, partial termination or permanent discontinuance of Employer contributions, the account balances of Participants affected by such action shall be fully vested and nonforfeitable.

                  Section 8.03. Non-Reversion of Assets. In no event shall the Employers receive any amount from the Plan, except that, (i) to the extent that any contributions hereunder are made by a mistake of fact, such amount may, at the request of the Benefits Administrative Committee, be returned within one (1) year after it is made, (ii) all contributions hereto being hereby expressly conditioned on the deductibility of the contribution under Code Section 404, and to the extent such deduction is disallowed it may, at the request of the Benefits Administrative Committee, be returned within one (1) year after the disallowance of such deduction, and (iii) amounts may be returned pursuant to
Section 4.04(c)(iv) hereof.

                         ARTICLE IX. GENERAL PROVISIONS

                  Section 9.01. Participants to Furnish Information. Each Participant entitled to benefits under the Plan shall furnish to the Benefits Administrative Committee such evidence, data or information as the Benefits Administrative Committee considers necessary or desirable in order to administer the Plan properly.

                  Section 9.02. Non-Guarantee of Employment or Other Benefits. Neither the establishment of the Plan, nor any modification or amendment hereof, nor the payment of benefits hereunder shall be construed as giving any Participant or other person whomsoever any legal or equitable right against the Employers, the Finance Committee, the Benefits Administrative Committee, the Benefits Investment Committee, or their respective members or the Trustee, or the right to payment of any benefits hereunder (unless the same shall be specifically provided herein) or as giving any Employee the right to be retained in the service of the Employers or the Affiliates.

                  Section 9.03. Mergers, Consolidations and Transfers of Plan Assets. In the case of any merger, consolidation with, or transfer of assets or liabilities to any other plan, each Participant must be entitled (if the Plan then terminated) to receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan then terminated) pursuant to the requirements of ERISA and the Code.

                  Section 9.04. Spendthrift Clause. No Participant, former Participant or Beneficiary entitled to benefits hereunder shall have the right to transfer, assign, alienate, anticipate, pledge or encumber any part of such benefits, nor shall such benefits, or any part of the Plan assets or any contract from which such benefits are payable, be subject to seizure by legal process by any creditor of such Participant, former Participant or Beneficiary. In the event that such Participant or other person entitled to such benefits, or such creditor thereof, shall attempt to effect a division as hereinabove described, of any such benefit, the Plan may pay over to or apply on the behalf of such Participant, former Participant or Beneficiary, all or any part of such benefits to which such person would otherwise have been entitled hereunder. Notwithstanding the foregoing, the Trustee may recognize a qualified domestic relations order with respect to child support, alimony payments or marital property rights if such order contains sufficient information for the Benefits Administrative Committee to determine that it meets the applicable requirements of Section 414(p) of the Code. Such an order may permit distribution to an alternate payee prior to the time a Participant would be eligible for benefits hereunder. The Benefits Administrative Committee shall establish written procedures concerning the notification of interested parties and the determination of the validity of such orders.

                  Section 9.05. Exclusive Benefit. All contributions made under the Plan shall be paid to the Trust, and all property and funds of the Trust allocable to the Plan, including income from investments and from all other sources, shall be managed solely in the interest of Participants and Beneficiaries and for the exclusive purpose of:

                           (i)  providing benefits to Participants and
                                Beneficiaries; and

                           (ii) defraying reasonable expenses of administering
                                the Plan.

                  Section 9.06. Successors and Assigns. The Plan shall be binding upon the successors and assigns of the Employers.

                  Section 9.07. Top-Heavy Restrictions. (a) Notwithstanding any provision to the contrary herein, in accordance with Code Section 416, if the Plan is a top-heavy plan for any Plan Year, then the provisions of this Section shall be applicable. The Plan is "top-heavy" for a Plan Year if as of its "determination date" (i.e., the last day of the preceding Plan Year or the last day of the Plan's first Plan Year, whichever is applicable), the total present value of the accrued benefits of key employees (as defined in Code Section 416(i)(1) and applicable regulations) exceeds sixty percent (60%) of the total present value of the accrued benefits of all employees under the Plan (excluding those of former key employees) (as such amounts are computed pursuant to Section 416(g) and applicable regulations using a five percent (5%) interest assumption and a 1971 GAM mortality assumption) unless such plan can be aggregated with other plans maintained by the applicable controlled group in either a permissive or required aggregation group and such group as a whole is not top-heavy. In addition, a plan is top-heavy if it is part of a required aggregation group which is top-heavy. Any plan of a controlled group may be included in a permissive aggregation group as long as together they satisfy the Code Section 401(a)(4) and 410 discrimination requirements. Plans of a controlled group which must be included in a required aggregation group (including any terminated plans) include any plan in which a key employee participates and any plan which enables such a plan to meet the Section 401(a)(4) or 410 discrimination requirements. The present values of aggregated plans are determined separately as of each plan's determination date and the results aggregated for the determination dates which fall in the same calendar year. A "controlled group" for purposes of this Section includes any group employers aggregated pursuant to Code Section 414(b), (c) or (m). The calculation of the present value shall be done as of a valuation date which for a defined contribution plan is the determination date and for a defined benefit plan is the date as of which funding calculations are generally made within the twelve month period ending on the determination date. Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an employee other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411 (b)(1)(C) of the Code.

                  (b) If the Plan is top-heavy in a Plan Year, nonkey employee participants who have not separated from service at the end of such Plan Year will receive allocations of Employer contributions and forfeitures under this Plan and/or the Universal Foods Retirement Employee Stock Ownership Plan at least equal to five percent (5%) of compensation (as defined in Code Section
415) for such year.

                  (c) If the controlled group maintains a defined benefit plan and a defined contribution plan which both cover one or more of the same key employees, and if such plans are top-heavy, then the limitation of this Plan with respect to the Code Section 415(e) maximum benefit limitations shall be amended to refer to a 1.0 adjustment on the dollar limitation rather than a 1.25 adjustment. This provision shall not apply if the Plan is not "super top-heavy" and if the minimum benefit requirements of this Section are met when five percent (5%) is changed to seven and one-half percent (7.5%) for each year such plan is top-heavy. A plan is "super top-heavy" if the ratio referred to in subsection (a) above results in a percentage in excess of ninety percent (90%) rather than a percentage in excess of sixty percent (60%).

                  (d) If the Plan is top-heavy in a Plan Year, the vesting schedule shall automatically be amended for any employee employed on the first day of such year or thereafter so that the vested percentage for employer-derived benefits is equal to the greater of the vesting provided under other provisions of the Plan or the following schedule:

         Years of Service                         Nonforfeitable Percentage

                  1                                           0%
                  2                                          20%
                  3                                          40%
                  4                                          60%
                  5                                          80%
                  6 or more                                 100%

where "years of service" means the years credited for vesting purposes under the Plan or, if greater, the years required to be counted under Code Section 411 and applicable regulations thereto. If the Plan thereafter ceases to be top-heavy for a Plan Year, the vesting schedule above shall be disregarded and the original schedule applied, except with respect to any Participant with five (5) or more years of service and except that no Participant's vested percentage as of the end of the prior year shall be decreased. Any non-vested Participant who acquires a vested interest in the employer-derived benefit by operation of the amended vesting schedule shall not be subject thereafter to a cancellation of service. Notwithstanding anything in this Section to the contrary, the amendment of the vesting schedule pursuant to this subsection shall not affect the calculation of benefit amounts or the determination of benefit commencement dates hereunder.

                             AMENDMENT NO. 1 TO THE
                           UNIVERSAL FOODS CORPORATION
                           TRANSITION RETIREMENT PLAN

         The Universal Foods Corporation Transition Retirement Plan ("the Plan") is hereby amended, effective as of September 10, 1998, as set forth below:

         1. Section 5.08(a) of the Plan is amended to read in its entirety as follows:

                  Section 5.08. Change of Control. (a) For purposes of this Section, the term change of control of the Company means:

         (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either
                  (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of
                  Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section; or

         (ii) individuals who, as of September 10, 1998, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to September 10, 1998 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (iii) consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such business combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
                  (B) no Person (excluding any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

         (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.